Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2022 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	—	11,434	—	11,434
Dallas, TX	9,767	348	—	10,115	—	10,115
Tampa, FL	5,220	—	—	5,220	—	5,220
Austin, TX	6,829	288	—	7,117	46	7,163
Charlotte, NC	5,867	—	—	5,867	—	5,867
Orlando, FL	5,274	—	633	5,907	—	5,907
Washington, DC	3,684	396	—	4,080	—	4,080
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,519	898	—	4,417	—	4,417
Houston, TX	4,867	—	308	5,175	—	5,175
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Phoenix, AZ	2,623	345	—	2,968	—	2,968
Charleston, SC	3,168	—	—	3,168	—	3,168
Richmond, VA	2,004	—	—	2,004	—	2,004
Savannah, GA	1,837	—	—	1,837	—	1,837
Greenville, SC	2,355	—	—	2,355	—	2,355
Memphis, TN	1,811	—	—	1,811	—	1,811
Birmingham, AL	1,462	—	—	1,462	—	1,462
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	812	—	306	1,118	—	1,118
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,717	96	—	6,813	—	6,813
Total Multifamily Units	96,313	2,371	1,247	99,931	46	99,977
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of March 31, 2022			Average Effective	As of March 31, 2022
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended March 31, 2022	Completed Units	Total Units, Including Development
Atlanta, GA	$2,035,257	14.1%	95.3%	$1,647	11,434
Dallas, TX	1,512,976	10.5%	95.0%	1,448	10,115
Washington, DC	982,540	6.8%	95.9%	1,887	4,080
Charlotte, NC	965,169	6.7%	95.4%	1,397	5,867
Tampa, FL	897,730	6.2%	96.2%	1,798	5,220
Austin, TX	875,601	6.1%	94.8%	1,439	7,117
Orlando, FL	843,259	5.8%	96.9%	1,651	5,274
Raleigh/Durham, NC	709,277	4.9%	95.5%	1,326	5,350
Houston, TX	618,151	4.3%	95.3%	1,285	4,867
Nashville, TN	541,752	3.8%	95.8%	1,472	4,375
Phoenix, AZ	466,922	3.2%	95.9%	1,577	2,968
Fort Worth, TX	431,801	3.0%	95.9%	1,348	4,417
Charleston, SC	411,852	2.9%	96.1%	1,453	3,168
Jacksonville, FL	295,372	2.0%	96.6%	1,369	3,496
Richmond, VA	270,794	1.9%	95.8%	1,404	2,004
Greenville, SC	230,217	1.6%	95.6%	1,155	2,355
Savannah, GA	218,750	1.5%	96.7%	1,382	1,837
Denver, CO	212,123	1.5%	94.7%	1,776	812
Kansas City, MO-KS	187,980	1.3%	95.0%	1,386	1,110
San Antonio, TX	165,161	1.1%	95.2%	1,237	1,504
Birmingham, AL	162,980	1.1%	96.1%	1,234	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	188,402	1.3%	96.0%	1,197	2,754
Florida	179,781	1.2%	96.7%	1,565	1,806
Alabama	164,063	1.1%	96.2%	1,239	1,648
Virginia	155,180	1.1%	97.4%	1,572	1,039
Kentucky	95,081	0.7%	96.4%	1,033	1,308
Nevada	72,298	0.5%	95.4%	1,441	721
South Carolina	36,968	0.3%	93.2%	1,060	576
Stabilized Communities	$13,927,437	96.6%	95.7%	$1,470	98,684
Orlando, FL	160,803	1.1%	70.6%	2,164	633	633
Denver, CO	98,006	0.7%	70.6%	1,842	306	658
Houston, TX	54,368	0.4%	48.4%	1,562	308	308
Austin, TX	48,371	0.3%	5.1%	1,535	46	350
Phoenix, AZ	44,510	0.3%	—	—	—	317
Salt Lake City, UT	44,101	0.3%	—	—	—	400
Atlanta, GA	38,997	0.3%	—	—	—	340
Lease-up / Development Communities	$489,156	3.4%	52.0%	$1,922	1,293	3,006
Total Multifamily Communities	$14,416,593	100.0%	95.0%	$1,476	99,977	101,690
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C. As of March 31, 2022, the gross investment in real estate for this community is $80.2 million and includes a mortgage note payable of $51.8 million. For the three months ended March 31, 2022, this apartment community achieved NOI of $1.9 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of March 31, 2022		Three Months Ended
	Apartment Units	Gross Real Assets	March 31, 2022	March 31, 2021	Percent Change
Operating Revenues
Same Store Communities	96,313	$13,569,996	$454,477	$405,146	12.2%
Non-Same Store Communities	2,371	357,441	11,172	14,031
Lease-up/Development Communities	1,293	489,156	4,412	1
Total Multifamily Portfolio	99,977	$14,416,593	$470,061	$419,178
Commercial Property/Land	—	291,398	6,017	5,827
Total Operating Revenues	99,977	$14,707,991	$476,078	$425,005

Property Operating Expenses
Same Store Communities			$159,835	$153,206	4.3%
Non-Same Store Communities			4,450	6,454
Lease-up/Development Communities			2,610	273
Total Multifamily Portfolio			$166,895	$159,933
Commercial Property/Land			2,525	2,535
Total Property Operating Expenses			$169,420	$162,468

Net Operating Income
Same Store Communities			$294,642	$251,940	16.9%
Non-Same Store Communities			6,722	7,577
Lease-up/Development Communities			1,802	(272)
Total Multifamily Portfolio			$303,166	$259,245
Commercial Property/Land			3,492	3,292
Total Net Operating Income			$306,658	$262,537	16.8%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended
	March 31, 2022	March 31, 2021	Percent Change
Personnel	$35,314	$33,545	5.3%
Building Repair and Maintenance	18,460	16,923	9.1%
Utilities	29,467	28,561	3.2%
Marketing	5,295	5,333	(0.7)%
Office Operations	6,898	5,562	24.0%
Property Taxes	58,182	57,820	0.6%
Insurance	6,219	5,462	13.9%
Total Property Operating Expenses	$159,835	$153,206	4.3%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended
	Apartment Units	Same Store NOI	March 31, 2022	March 31, 2021
Atlanta, GA	11,434	13.1%	95.8%	94.8%
Dallas, TX	9,767	8.9%	95.6%	95.2%
Tampa, FL	5,220	6.7%	96.6%	97.0%
Austin, TX	6,829	6.5%	95.2%	95.3%
Charlotte, NC	5,867	6.4%	95.7%	96.0%
Orlando, FL	5,274	6.2%	96.4%	95.4%
Raleigh/Durham, NC	5,350	5.3%	95.5%	95.7%
Washington, DC	3,684	5.1%	95.8%	96.2%
Nashville, TN	4,375	4.6%	95.6%	94.6%
Houston, TX	4,867	4.0%	95.7%	93.9%
Jacksonville, FL	3,496	3.5%	96.9%	97.5%
Fort Worth, TX	3,519	3.5%	95.8%	95.8%
Charleston, SC	3,168	3.4%	96.0%	95.8%
Phoenix, AZ	2,623	3.3%	96.4%	96.9%
Richmond, VA	2,004	2.0%	96.3%	96.9%
Greenville, SC	2,355	2.0%	95.9%	95.9%
Savannah, GA	1,837	1.9%	96.9%	97.1%
Memphis, TN	1,811	1.6%	95.7%	97.6%
Birmingham, AL	1,462	1.2%	95.4%	96.6%
San Antonio, TX	1,504	1.2%	95.2%	94.9%
Denver, CO	812	1.1%	96.4%	93.6%
Huntsville, AL	1,228	1.1%	96.1%	96.8%
Kansas City, MO-KS	1,110	1.1%	95.7%	93.9%
Other	6,717	6.3%	96.3%	96.4%
Total Same Store	96,313	100.0%	95.9%	95.7%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2022	Q1 2021	% Chg	Q1 2022	Q1 2021	% Chg	Q1 2022	Q1 2021	% Chg	Q1 2022	Q1 2021	% Chg
Atlanta, GA	11,434	$59,597	$53,106	12.2%	$21,046	$19,807	6.3%	$38,551	$33,299	15.8%	$1,647	$1,473	11.8%
Dallas, TX	9,767	44,760	39,920	12.1%	18,579	18,140	2.4%	26,181	21,780	20.2%	1,439	1,292	11.4%
Tampa, FL	5,220	29,930	25,872	15.7%	10,055	9,115	10.3%	19,875	16,757	18.6%	1,798	1,534	17.2%
Austin, TX	6,829	31,781	27,977	13.6%	12,627	13,042	(3.2)%	19,154	14,935	28.2%	1,450	1,280	13.2%
Charlotte, NC	5,867	26,480	23,770	11.4%	7,692	7,304	5.3%	18,788	16,466	14.1%	1,397	1,254	11.3%
Orlando, FL	5,274	27,890	24,598	13.4%	9,638	9,193	4.8%	18,252	15,405	18.5%	1,651	1,454	13.6%
Raleigh/Durham, NC	5,350	22,907	20,845	9.9%	7,141	6,770	5.5%	15,766	14,075	12.0%	1,326	1,183	12.1%
Washington, DC	3,684	21,971	20,916	5.0%	6,869	6,580	4.4%	15,102	14,336	5.3%	1,895	1,791	5.8%
Nashville, TN	4,375	20,580	18,302	12.4%	6,985	6,697	4.3%	13,595	11,605	17.1%	1,472	1,313	12.1%
Houston, TX	4,867	20,220	18,523	9.2%	8,455	8,359	1.1%	11,765	10,164	15.8%	1,285	1,206	6.6%
Jacksonville, FL	3,496	15,206	13,134	15.8%	4,944	4,574	8.1%	10,262	8,560	19.9%	1,369	1,180	16.0%
Fort Worth, TX	3,519	16,245	14,526	11.8%	6,046	6,136	(1.5)%	10,199	8,390	21.6%	1,382	1,235	11.9%
Charleston, SC	3,168	14,857	13,057	13.8%	4,950	4,708	5.1%	9,907	8,349	18.7%	1,453	1,271	14.4%
Phoenix, AZ	2,623	13,112	11,262	16.4%	3,293	3,125	5.4%	9,819	8,137	20.7%	1,560	1,328	17.4%
Richmond, VA	2,004	9,007	8,283	8.7%	3,091	2,771	11.5%	5,916	5,512	7.3%	1,404	1,256	11.8%
Greenville, SC	2,355	9,106	8,222	10.8%	3,302	3,252	1.5%	5,804	4,970	16.8%	1,155	1,025	12.6%
Savannah, GA	1,837	8,434	7,155	17.9%	2,897	2,715	6.7%	5,537	4,440	24.7%	1,382	1,172	17.9%
Memphis, TN	1,811	7,314	6,442	13.5%	2,636	2,575	2.4%	4,678	3,867	21.0%	1,250	1,077	16.1%
Birmingham, AL	1,462	6,010	5,528	8.7%	2,338	2,163	8.1%	3,672	3,365	9.1%	1,234	1,109	11.3%
San Antonio, TX	1,504	5,940	5,377	10.5%	2,498	2,371	5.4%	3,442	3,006	14.5%	1,237	1,128	9.7%
Denver, CO	812	4,660	4,168	11.8%	1,338	1,295	3.3%	3,322	2,873	15.6%	1,776	1,625	9.3%
Huntsville, AL	1,228	4,928	4,435	11.1%	1,608	1,499	7.3%	3,320	2,936	13.1%	1,185	1,054	12.4%
Kansas City, MO-KS	1,110	4,870	4,501	8.2%	1,765	1,688	4.6%	3,105	2,813	10.4%	1,386	1,291	7.4%
Other	6,717	28,672	25,227	13.7%	10,042	9,327	7.7%	18,630	15,900	17.2%	1,324	1,160	14.1%
Total Same Store	96,313	$454,477	$405,146	12.2%	$159,835	$153,206	4.3%	$294,642	$251,940	16.9%	$1,469	$1,308	12.4%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2022	Q4 2021	% Chg	Q1 2022	Q4 2021	% Chg	Q1 2022	Q4 2021	% Chg	Q1 2022	Q4 2021	% Chg
Atlanta, GA	11,434	$59,597	$57,929	2.9%	$21,046	$20,417	3.1%	$38,551	$37,512	2.8%	$1,647	$1,611	2.3%
Dallas, TX	9,767	44,760	43,479	2.9%	18,579	18,750	(0.9)%	26,181	24,729	5.9%	1,439	1,403	2.6%
Tampa, FL	5,220	29,930	28,886	3.6%	10,055	9,226	9.0%	19,875	19,660	1.1%	1,798	1,730	3.9%
Austin, TX	6,829	31,781	30,929	2.8%	12,627	13,372	(5.6)%	19,154	17,557	9.1%	1,450	1,403	3.3%
Charlotte, NC	5,867	26,480	25,704	3.0%	7,692	7,664	0.4%	18,788	18,040	4.1%	1,397	1,365	2.3%
Orlando, FL	5,274	27,890	27,000	3.3%	9,638	9,103	5.9%	18,252	17,897	2.0%	1,651	1,594	3.6%
Raleigh/Durham, NC	5,350	22,907	22,249	3.0%	7,141	7,096	0.6%	15,766	15,153	4.0%	1,326	1,292	2.7%
Washington, DC	3,684	21,971	21,807	0.8%	6,869	6,507	5.6%	15,102	15,300	(1.3)%	1,895	1,883	0.6%
Nashville, TN	4,375	20,580	20,124	2.3%	6,985	6,689	4.4%	13,595	13,435	1.2%	1,472	1,436	2.5%
Houston, TX	4,867	20,220	19,825	2.0%	8,455	9,537	(11.3)%	11,765	10,288	14.4%	1,285	1,266	1.5%
Jacksonville, FL	3,496	15,206	14,681	3.6%	4,944	4,759	3.9%	10,262	9,922	3.4%	1,369	1,325	3.3%
Fort Worth, TX	3,519	16,245	15,825	2.7%	6,046	6,452	(6.3)%	10,199	9,373	8.8%	1,382	1,351	2.3%
Charleston, SC	3,168	14,857	14,380	3.3%	4,950	4,999	(1.0)%	9,907	9,381	5.6%	1,453	1,410	3.1%
Phoenix, AZ	2,623	13,112	12,753	2.8%	3,293	3,146	4.7%	9,819	9,607	2.2%	1,560	1,511	3.2%
Richmond, VA	2,004	9,007	8,827	2.0%	3,091	2,791	10.7%	5,916	6,036	(2.0)%	1,404	1,373	2.3%
Greenville, SC	2,355	9,106	8,910	2.2%	3,302	3,290	0.4%	5,804	5,620	3.3%	1,155	1,134	1.8%
Savannah, GA	1,837	8,434	8,165	3.3%	2,897	2,839	2.0%	5,537	5,326	4.0%	1,382	1,337	3.4%
Memphis, TN	1,811	7,314	7,113	2.8%	2,636	2,496	5.6%	4,678	4,617	1.3%	1,250	1,221	2.4%
Birmingham, AL	1,462	6,010	5,918	1.6%	2,338	2,351	(0.6)%	3,672	3,567	2.9%	1,234	1,209	2.1%
San Antonio, TX	1,504	5,940	5,875	1.1%	2,498	2,461	1.5%	3,442	3,414	0.8%	1,237	1,205	2.7%
Denver, CO	812	4,660	4,484	3.9%	1,338	1,268	5.5%	3,322	3,216	3.3%	1,776	1,752	1.4%
Huntsville, AL	1,228	4,928	4,795	2.8%	1,608	1,602	0.4%	3,320	3,193	4.0%	1,185	1,159	2.3%
Kansas City, MO-KS	1,110	4,870	4,837	0.7%	1,765	1,639	7.7%	3,105	3,198	(2.9)%	1,386	1,372	1.0%
Other	6,717	28,672	27,984	2.5%	10,042	9,600	4.6%	18,630	18,384	1.3%	1,324	1,291	2.6%
Total Same Store	96,313	$454,477	$442,479	2.7%	$159,835	$158,054	1.1%	$294,642	$284,425	3.6%	$1,469	$1,433	2.6%

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of							Development Costs as of
		March 31, 2022				Expected			March 31, 2022
					Start	Initial			Expected	Spend	Expected
	Location	Total	Delivered	Leased	Date	Occupancy	Completion	Stabilization (1)	Total	to Date	Remaining
MAA Windmill Hill	Austin, TX	350	46	29	4Q20	1Q22	4Q22	4Q23	$63,000	$48,371	$14,629
Novel Val Vista (2)	Phoenix, AZ	317	—	—	4Q20	4Q22	2Q23	2Q24	72,500	44,510	27,990
Novel West Midtown (2)	Atlanta, GA	340	—	—	2Q21	4Q22	3Q23	3Q24	89,500	38,997	50,503
Novel Daybreak (2)	Salt Lake City, UT	400	—	—	2Q21	4Q22	3Q23	4Q24	94,000	44,101	49,899
MAA Central Park I	Denver, CO	352	—	—	1Q22	4Q23	3Q24	3Q25	125,000	16,796	108,204
Total Active		1,759	46	29					$444,000	$192,775	$251,225

(1) Communities are considered stabilized after achieving 90% average physical occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of March 31, 2022
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Finished	Expected Stabilization (1)
Sand Lake (2)	Orlando, FL	264	79.5%	$63,558	4Q21	3Q22
MAA Westglenn	Denver, CO	306	70.6%	81,210	1Q22	4Q22
MAA Robinson	Orlando, FL	369	64.2%	97,245	4Q21	1Q23
MAA Park Point	Houston, TX	308	48.4%	54,345	1Q22	1Q23
Total		1,247	65.1%	$296,358

(1) Communities are considered stabilized after achieving 90% average physical occupancy for 90 days.

(2) MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

	Three months ended March 31, 2022
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
1,098	$6,202	$5,648	$140	11.0%	11,000 - 15,000

2022 ACQUISITION ACTIVITY (THROUGH MARCH 31, 2022)

Land Acquisition	Market	Acreage	Closing Date
MAA Florida Street Station	Denver, CO	4	March 2022

Supplemental Data S-7

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2022

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,517,505	99.6%	3.4%	8.5
Floating rate debt	20,000	0.4%	0.6%	0.1
Total	$4,537,505	100.0%	3.4%	8.4

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,172,513	92.0%	3.3%	6.9
Secured debt	364,992	8.0%	4.4%	26.5
Total	$4,537,505	100.0%	3.4%	8.4

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q1 2022 NOI	Percent of Total
Unencumbered gross assets	$14,275,149	94.0%	$291,964	95.2%
Encumbered gross assets	905,704	6.0%	14,694	4.8%
Total	$15,180,853	100.0%	$306,658	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2022	$124,874	3.3%
2023	349,003	4.2%
2024	398,229	4.0%
2025	402,264	4.2%
2026	296,623	1.2%
2027	595,958	3.7%
2028	396,239	4.2%
2029	560,082	3.7%
2030	297,282	3.1%
2031	444,489	1.8%
Thereafter	652,462	3.8%
Total	$4,517,505	3.4%

DEBT MATURITIES OF OUTSTANDING BALANCES

	Commercial Paper & Revolving Credit Facility ⁽¹⁾ ⁽²⁾	Public Bonds	Secured	Total
2022	$20,000	$124,874	$—	$144,874
2023	—	349,003	—	349,003
2024	—	398,229	—	398,229
2025	—	397,193	5,071	402,264
2026	—	296,623	—	296,623
2027	—	595,958	—	595,958
2028	—	396,239	—	396,239
2029	—	560,082	—	560,082
2030	—	297,282	—	297,282
2031	—	444,489	—	444,489
Thereafter	—	292,541	359,921	652,462
Total	$20,000	$4,152,513	$364,992	$4,537,505
(1)
The $20.0 million maturing in 2022 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of March 31, 2022. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million. For the three months ended March 31, 2022, average daily borrowings outstanding under the commercial paper program were $13.8 million.
(2)
There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of March 31, 2022. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2022 (CONTINUED)

Dollars in thousands

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	29.9%	Yes
Total secured debt to adjusted total assets	40% or less	2.4%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	6.3x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	339.2%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	23.6%	Yes
Total secured debt to total capitalized asset value	40% or Less	2.0%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	6.4x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	22.7%	Yes

(1) The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-9

2022 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP financial measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected Core FFO per Share and Core AFFO per Share is provided below.

	Revised Range	Revised Midpoint
Earnings:
Earnings per common share - diluted	$5.96 to $6.28	$6.12
Core FFO per Share - diluted	$7.92 to $8.24	$8.08
Core AFFO per Share - diluted	$7.14 to $7.46	$7.30

MAA Same Store Portfolio:
Number of units		96,313
Average physical occupancy	95.6% to 96.0%	95.8%
Property revenue growth	10.0% to 12.0%	11.0%
Effective rent growth	11.0% to 13.0%	12.0%
Property operating expense growth	5.5% to 6.5%	6.0%
NOI growth	12.5% to 14.5%	13.5%
Real estate tax expense growth	4.0% to 5.0%	4.5%

Corporate Expenses: ($ in millions)
General and administrative expenses	$60.5 to $62.5	$61.5
Property management expenses	$62.0 to $64.0	$63.0
Total overhead	$122.5 to $126.5	$124.5

Transaction/Investment Volume: ($ in millions)
Development investment	$200.0 to $300.0	$250.0
Multifamily acquisition volume	$75.0 to $125.0	$100.0
Multifamily disposition volume	$325.0 to $375.0	$350.0

Debt:
Average effective interest rate	3.4% to 3.6%	3.5%
Capitalized interest ($ in millions)	$7.5 to $8.5	$8.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.5 to 119.0 million	118.75 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2022 GUIDANCE

	Full Year 2022 Guidance Range
	Low	High
Earnings per common share - diluted	$5.96	$6.28
Real estate depreciation and amortization	4.57	4.57
Gains on sale of depreciable assets	(2.53)	(2.53)
FFO per Share - diluted	8.00	8.32
Non-Core FFO items (1)	(0.08)	(0.08)
Core FFO per Share - diluted	7.92	8.24
Recurring capital expenditures	(0.78)	(0.78)
Core AFFO per Share - diluted	$7.14	$7.46
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, net casualty gain or loss, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

Supplemental Data S-10

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F2	BBB+	Positive
Moody’s Investors Service (2)	P-2	Baa1	Positive
Standard & Poor’s Ratings Services (1)	A-2	BBB+	Positive
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Earnings release & conference call	Late July	Late October	Early February	Late April

Dividend Information - Common Shares:	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Declaration date	3/23/2021	5/18/2021	9/28/2021	12/7/2021	3/22/2022
Record date	4/15/2021	7/15/2021	10/15/2021	1/14/2022	4/14/2022
Payment date	4/30/2021	7/30/2021	10/29/2021	1/31/2022	4/29/2022
Distributions per share	$1.0250	$1.0250	$1.0250	$1.0875	$1.0875

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-11